                                                                    EXHIBIT 10.2

THIS WARRANT AND THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE SOLD, OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS, OR IN VIOLATION OF THE PROVISIONS OF THIS WARRANT.

Number of Shares of Class A Common Stock: 100,000         Date of Issuance: September 30, 2003

                                     WARRANT

                        TO PURCHASE CLASS A COMMON STOCK

                                       OF

                        SPANISH BROADCASTING SYSTEM, INC.

                         VOID AFTER SEPTEMBER 30, 2006

         THIS IS TO CERTIFY THAT, for value received, International Church of the Foursquare Gospel (the "Holder") is entitled, subject to the terms and conditions set forth herein, to purchase from Spanish Broadcasting System, Inc. (the "Company") 100,000 shares of the Company's Class A Common Stock, par value $0.0001 per share (the "Class A Common Stock"). The number, character and Exercise Price (defined below) of such shares of Class A Common Stock are subject to adjustment as provided herein. The term "Warrant" as used herein shall include this Warrant and any warrants delivered in substitution, replacement or exchange therefor as provided herein.

         This Warrant is issued pursuant to that certain Amendment No. 1 dated as of February 8, 2002 to Time Brokerage Agreement dated as of March 13, 2001, by and between Holder, as Licensee, and the Company, as Broker.

         1. TERM OF WARRANT. Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole only and not in part, during the term commencing on the date hereof and ending at 5:00 p.m., prevailing local time in New York, New York, on September 30,2006, and shall be void thereafter.

         2. EXERCISE PRICE. The price at which this Warrant may be exercised shall be $8.49 per share of Class A Common Stock, as adjusted from time to time pursuant to Section 9 hereof (the "Exercise Price").

         3.       EXERCISE OF WARRANT

                  (1) The purchase right represented by this Warrant shall be exercisable by the Holder, in whole only and not in part, at any time during the term hereof upon (i) the surrender of this Warrant and the delivery of a duly completed and executed Notice of Exercise (in the form of Exhibit A attached hereto) at the principal office of the Company (listed as the Company's address in Section 14 herein) or such other office or agency as the Company may designate by notice pursuant to Section 14 herein, and (ii) payment of the aggregate Exercise Price equal to the number of shares of Class A Common Stock being purchased upon exercise of this Warrant multiplied by the Exercise Price (the "Aggregate Exercise Price") in cash, by certified or official bank check payable to the order of the Company, or by wire transfer to an account in a bank designated for such purpose by the Company.

                  (2) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise and payment as provided above, and the person entitled to receive the shares of Class A Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company shall issue and deliver to the person entitled to receive the same, a certificate for the number of shares of Class A Common Stock issuable upon such exercise. If such certificate shall be registered in a name other than the name of the Holder, then funds sufficient to pay all stock transfer taxes which shall be payable upon the issuance of such certificate shall be paid by the Holder at the time of exercise of this Warrant and the Company shall not be required to issue or deliver any certificate until such tax or other charge has been paid by the Holder.

                  (3) Notwithstanding any provisions herein to the contrary, if the Current Market Price (defined below) of one share of Class A Common Stock is greater than the Exercise Price on the date of calculation, the Holder shall have the right, at its election, in lieu of delivering the Aggregate Exercise Price in cash, to instruct the Company in the Notice of Exercise to retain, in payment of the Aggregate Exercise Price, the number of shares of Class A Common Stock equal to the quotient of the Aggregate Exercise Price divided by the Current Market Price. Upon exercise, the Holder shall then receive the number of shares of Class A Common Stock computed using the following formula:

                                 X = Y(A-B)
                                     ------
                                        A

Where    X=       the number of shares of Class A Common Stock to be issued by the Company to the Holder;

         Y= the number of shares of Class A Common Stock purchasable under the Warrant;

         A= the Current Market Price of one share of the Company's Class A Common Stock; and

         B=       the Exercise Price.

The "Current Market Price" shall mean the closing price per share of the Class A Common Stock on the day immediately preceding the day as of which the Current Market Price is being determined. The closing price shall be the last reported sale price on the principal national securities exchange on which the shares are listed or admitted to trading, or if the shares are not so listed or admitted to trading, the last reported sale price as officially quoted on The Nasdaq Stock Market or through a similar organization if The Nasdaq Stock Market is no longer reporting such information. If shares of the Class A Common Stock are not listed or admitted to trading on any exchange or quoted through The Nasdaq Stock Market or any similar organization, the Current Market Price shall be determined in good faith by the Company's Board of Directors.

         4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Current Market Price of one share of Class A Common Stock multiplied by such fraction,

         5. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and equal amount.

         6. NO RIGHTS AS STOCKHOLDER. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company.

         7. WARRANT REGISTER. The Company shall maintain a register (the "Warrant Register") containing the name and address of the Holder. The Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes and shall not be affected by any notice to the contrary.

         8. RESERVATION OF STOCK. The Company covenants that during the term that this Warrant is exercisable, the Company shall reserve from its authorized and unissued Class A Common Stock a sufficient number of shares to provide for the issuance of Class A Common Stock upon the exercise hereof.

         9. ADJUSTMENTS. The Exercise Price and the number and type of shares purchasable hereunder are subject to adjustment from time to time as follows:

                  9.1 STOCK SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If during the period that this Warrant remains outstanding and unexpired, the Company shall split or subdivide the securities as to which purchase rights exist under this Warrant into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased, and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased. If during the period that this Warrant remains outstanding and unexpired, the Company shall combine the securities as to which purchase rights exist under this Warrant into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased.

                  9.2 ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES. If during the period that this Warrant remains outstanding and unexpired, the Company shall take a record of the holders of Class A Common Stock for the purpose of entitling them to receive a dividend, without payment therefor, payable in additional stock or other securities of the Company, then this Warrant shall represent the right to acquire, in addition to the number of shares of Class A Common Stock receivable upon exercise of this Warrant, the amount of such additional stock or other securities of the Company that the Holder would have received if the Holder had exercised this Warrant in full to purchase shares of Class A Common Stock and had been the record holder of such shares on the date that the Company took a record of the holders of Class A Common Stock for the purpose of entitling them to receive such dividend.

                  9.3 MERGER, SALE OF ASSETS, REORGANIZATION, RECLASSIFICATION. If during the period that this Warrant remains outstanding and unexpired, there shall be (i) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity and by which the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, (ii) a sale or transfer of all or substantially all of the Company's properties and assets to any other person, or (iii) a capital reorganization or reclassification of the Class A Common Stock (other than a combination or subdivision of shares otherwise provided for herein), then, lawful provision shall be made so that, upon the basis and the terms and in the manner provided in this Warrant, the Holder, upon the exercise hereof at any time after the consummation of such event, shall be entitled to purchase, in lieu of the shares of Class A Common Stock for which this Warrant could have been exercised immediately prior to such consummation, the stock or other securities, cash or property which the Holder would have been entitled to receive upon such consummation if the Holder had exercised this Warrant for such shares of Class A Common Stock immediately prior thereto, subject to adjustment as nearly equivalent as possible to the adjustments provided for in this Section 9. If the per share consideration payable to the Holder in connection with any such event is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant such that the Holder's rights and interest in this Warrant shall be applicable after such event, to the greatest extent possible, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         10.      CERTIFICATES OF ADJUSTMENTS; NOTICES.

                  (1) Whenever the Exercise Price or number or type of shares purchasable hereunder shall be adjusted or readjusted pursuant to Section 9 herein, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment or readjustment, the amount of the adjustment or readjustment, the method by which such adjustment or readjustment was calculated, the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment or readjustment and the amount, if any, of other property to be received upon exercise of this Warrant after giving effect to such adjustment or readjustment. The Company shall deliver a copy of such certificate to the Holder in accordance with Section 14 herein.

                  (2)      In the event:

                           (1) that the Company shall take a record of the holders of its Class A Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend in stock or other securities; or

                           (2) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another person; or

                           (3) of any voluntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company shall mail or cause to be mailed to the Holder a notice specifying, as the case may be, (A) the date on which a record is to be taken for the purpose of such dividend, and stating the amount and character of such dividend, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the date, if any is to be fixed, as of which the holders of record of Class A Common Stock (or such other stock or securities at the time receivable upon the exercise of this Warrant), shall be entitled to exchange their shares of Class A Common Stock (or such other stock or securities at the time receivable upon exercise of this Warrant), for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 15 days prior to the date therein specified for the occurrence of any of the foregoing events.

                  (3) All notices pursuant to this Section 9 shall be given in the manner set forth in Section 14 herein.

         11. RESTRICTIVE LEGEND ON STOCK CERTIFICATE. A certificate for shares issued upon exercise of this Warrant, unless at the time of exercise such shares are registered under the Securities Act, shall bear a legend in substantially the following form:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND ARE SUBJECT TO THE CONDITIONS SPECIFIED IN A CERTAIN WARRANT DATED SEPTEMBER 30, 2003, BY AND BETWEEN SPANISH BROADCASTING SYSTEM, INC. AND INTERNATIONAL CHURCH OF THE FOURSQUARE GOSPEL, COPIES OF WHICH WARRANT ARE AVAILABLE FOR INSPECTION AT THE PRINCIPAL OFFICE OF SPANISH BROADCASTING SYSTEM, INC. THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, OR OTHERWISE TRANSFERRED, IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER SUCH ACT AND UNDER ANY SUCH APPLICABLE STATE LAWS, OR IN VIOLATION OF THE PROVISIONS OF THE WARRANT. THE HOLDER OF THIS CERTIFICATE, BY ACCEPTANCE OF THIS CERTIFICATE, AGREES TO BE BOUND BY THE PROVISIONS OF SUCH WARRANT.

         12. NO TRANSFER. This Warrant may not be transferred in whole or in part.

         13. AMENDMENTS. This Warrant may not be modified or amended without the written consent of the Company and the Holder.

         14. GOVERNING LAW. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

         15. NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed to have been given if (i) personally delivered by hand or by messenger, (ii) mailed by registered or certified mail, postage prepaid and return receipt requested or (iii) sent by a nationally recognized overnight courier service for next morning delivery. Any such notice shall be deemed to have been received on the date of personal delivery; on the fourth day after deposit in the U.S. mail if mailed by registered or certified mail; and on the day after delivery to a nationally recognized overnight courier service. Notices shall be addressed as follows (or to such other address as a party requests by written notice):

         If to Holder, to: International Church of the Foursquare Gospel
                                  1910 W. Sunset Boulevard
                                  Los Angeles, CA 90026-0176
                                  Attention: Brent R. Morgan

         with a copy (which shall not constitute notice) to:

                                  Farrand Cooper, P.C.
                                  235 Montgomery Street, Suite 905
                                  San Francisco, CA 94104
                                  Attention: Stephen R. Farrand, Esq.

         If to the Company, to:

                                  Spanish Broadcasting System, Inc.
                                  2601 South Bayshore Drive, PH II
                                  Coconut Grove, Florida 33133
                                  Attention: Joseph A. Garcia

         with a copy (which shall not constitute notice) to:

                                  Kaye Scholer LLP
                                  425 Park Avenue
                                  New York, New York 10022-3598
                                  Attention: William E. Wallace, Jr., Esq.

         16. SEVERABILITY. If any provision of this Warrant is held to be prohibited by or invalid under applicable law, then such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Warrant.

         17. HEADINGS. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of September 30, 2003 by its duly authorized officer and its corporate seal to be impressed hereon and attested by its Secretary.

                                  SPANISH BROADCASTING SYSTEM, INC.



                                  By: /s/ Raul Alarcon, Jr.
                                      ---------------------------------------
                                      Name: Raul Alarcon, Jr.
                                      Title: Chairman of the Board of Directors,
                                        Chief Executive Officer and President

Attest:



By: /s/ Joseph a. Garcia
    --------------------------
    Name: Joseph A. Garcia
    Title: Executive Vice President,
             Chief Financial Officer and Secretary

                                                                       EXHIBIT A

                               NOTICE OF EXERCISE

         The undersigned registered owner of the attached Warrant irrevocably exercises the attached Warrant in full for the purchase of 100,000 shares of Class A Common Stock of SPANISH BROADCASTING SYSTEM, INC. and herewith makes payment therefor, all at the price and on the terms and conditions specified in the attached Warrant, and requests that a certificate for the shares of Class A Common Stock hereby purchased (and any securities or other property issuable upon such exercise) be issued in the name of the undersigned and delivered to the undersigned at the address below.

         In exercising the attached Warrant, the undersigned hereby confirms and acknowledges that the shares of Class A Common Stock to be issued are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Class A Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.


Dated:
      --------------------------

                                    Signature:
                                              ---------------------------------
                                              Registered Owner

                                              ---------------------------------
                                              Print Name

                                              ---------------------------------

                                              ---------------------------------
                                              Address